Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-Sep-00

Collection Period                                August 2, 2000          to         September 1, 2000
Determination Date                           September 11, 2000
Distribution Date                            September 14, 2000

Available Amounts
-----------------
       Scheduled Payments plus Payaheads, net of Excluded
       Amounts                                                    10,048,095.13
       Prepayment Amounts                                          1,111,747.91
       Recoveries                                                  1,851,917.05
       Investment Earnings on Collection Account and Reserve
       Fund                                                           21,631.98
       Late Charges                                                   18,470.58
       Servicer Advances                                                   0.00

       Total Available Amounts                                    13,051,862.65
       -----------------------                                    -------------

Payments on Distribution Date
-----------------------------
 (A)** Trustee Fees (only applicable pursuant to an Event of
       Default)                                                            0.00
  (A)  Unreimbursed Servicer Advances to the Servicer                      0.00
  (B)  Monthly Servicing Fee, if Heller Financial, Inc. is
       not the Servicer                                                    0.00
  (C)  Interest due to Class A-1 Notes                                74,330.33
  (D)  Interest due to Class A-2 Notes                               419,782.58
  (E)  Interest due to Class A-3 Notes                               584,443.67
  (F)  Interest due to Class A-4 Notes                               380,594.75
  (G)  Interest due to Class B Notes                                  21,990.60
  (H)  Interest due to Class C Notes                                  22,888.71
  (I)  Interest due to Class D Notes                                  38,656.49
  (J)  Interest due to Class E Notes                                  24,858.05
  (K)  Class A-1 Principal Payment Amount                          8,917,080.49
  (L)  Class A-2 Principal Payment Amount                                  0.00
  (M)  Class A-3 Principal Payment Amount                                  0.00
  (N)  Class A-4 Principal Payment Amount                                  0.00
  (O)  Class B Principal Payment Amount                              439,412.62
  (P)  Class C Principal Payment Amount                              516,442.21
  (Q)  Class D Principal Payment Amount                              826,307.51
  (R)  Class E Principal Payment Amount                              413,153.70
  (S)  Additional Principal to Class A-1 Notes                             0.00
  (T)  Additional Principal to Class A-2 Notes                             0.00
  (U)  Additional Principal to Class A-3 Notes                             0.00
  (V)  Additional Principal to Class A-4 Notes                             0.00
  (W)  Additional Principal to Class B Notes                               0.00
  (X)  Additional Principal to Class C Notes                               0.00
  (Y)  Additional Principal to Class D Notes                               0.00
  (Z)  Additional Principal to Class E Notes                               0.00
  (AA) Monthly Servicing Fee, if Heller Financial, Inc. is
       the Servicer                                                  371,920.94
  (AB) Deposit to the Reserve Fund                                         0.00
  (AC) Excess to Certificateholder                                         0.00

       Total distributions to Noteholders and Certificateholders  13,051,862.65
       ---------------------------------------------------------  -------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------
            Trustee fees due on Distribution Date                                            0.00

Unreimbursed Servicer Advances
------------------------------
            Unreimbursed Servicer Advances                                                   0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------
    (i)     Servicing Fee Percentage                                                         0.40%
   (ii)     ADCB of Contract Pool as of the 1st day of the Collection Period       281,178,871.06
  (iii)     Servicing Fee ( ( (i) / 12 ) x (ii) )                                            0.00
   (iv)     Servicing Fee accrued but not paid in prior periods                              0.00
            Total Servicing Fee due and accrued ( (iii) + (iv) )                             0.00
            Servicing Fee carried forward                                                    0.00

            Monthly Servicing Fee distributed                                                0.00

Class A-1 Interest Schedule
---------------------------
            Opening Class A-1 principal balance                                     14,083,600.80
            Class A-1 Interest Rate                                                       6.12905%
            Number of days in Accrual Period                                                   31
            Current Class A-1 interest due                                              74,330.33
            Class A-1 interest accrued but not paid in prior periods                         0.00
            Total Class A-1 interest due                                                74,330.33
            Class A-1 interest carried forward                                               0.00

            Class A-1 interest distribution                                             74,330.33

Class A-2 Interest Schedule
---------------------------
            Opening Class A-2 principal balance                                     77,498,323.00
            Class A-2 Interest Rate                                                       6.50000%
            Current Class A-2 interest due                                             419,782.58
            Class A-2 interest accrued but not paid in prior periods                         0.00
            Total Class A-2 interest due                                               419,782.58
            Class A-2 interest carried forward                                               0.00

            Class A-2 interest distribution                                            419,782.58

Class A-3 Interest Schedule
---------------------------
            Opening Class A-3 principal balance                                    105,463,520.00
            Class A-3 Interest Rate                                                       6.65000%
            Current Class A-3 interest due                                             584,443.67
            Class A-3 interest accrued but not paid in prior periods                         0.00
            Total Class A-3 interest due                                               584,443.67
            Class A-3 interest carried forward                                               0.00
            Class A-3 interest distribution                                            584,443.67

Class A-4 Interest Schedule
---------------------------
            Opening Class A-4 principal balance                                     67,262,695.00
            Class A-4 Interest Rate                                                       6.79000%
            Current Class A-4 interest due                                             380,594.75
            Class A-4 interest accrued but not paid in prior periods                            -
            Total Class A-4 interest due                                               380,594.75
            Class A-4 interest carried forward                                                  -

            Class A-4 interest distribution                                            380,594.75

Class B Interest Schedule
-------------------------
            Opening Class B principal balance                                        3,835,570.62
            Class B Interest Rate                                                         6.88000%
            Current Class B interest due                                                21,990.60
            Class B interest accrued but not paid in prior periods                              -
            Total Class B interest due                                                  21,990.60
            Class B interest carried forward                                                    -

            Class B interest distribution                                               21,990.60

Class C Interest Schedule
-------------------------
            Opening Class C principal balance                                                     3,912,600.21
            Class C Interest Rate                                                                     7.02000%
            Current Class C interest due                                                            22,888.71
            Class C interest accrued but not paid in prior periods                                           -
            Total Class C interest due                                                               22,888.71
            Class C interest carried forward                                                                 -

            Class C interest distribution                                                            22,888.71


Class D Interest Schedule
-------------------------
            Opening Class D principal balance                                                     6,260,160.16
            Class D Interest Rate                                                                      7.41000%
            Current Class D interest due                                                             38,656.49
            Class D interest accrued but not paid in prior periods                                        0.00
            Total Class D interest due                                                               38,656.49
            Class D interest carried forward                                                              0.00

            Class D interest distribution                                                            38,656.49


Class E Interest Schedule
-------------------------
            Opening Class E principal balance                                                     3,130,079.65
            Class E Interest Rate                                                                      9.53000%
            Current Class E interest due                                                             24,858.05
            Class E interest accrued but not paid in prior periods                                        0.00
            Total Class E interest due                                                               24,858.05
            Class E interest carried forward                                                              0.00

            Class E interest distribution                                                            24,858.05


Class A-1 Principal Schedule
----------------------------
            Class A-1 Maturity Date                                                            January 6, 2001
(i)         Opening Class A-1 principal balance                                                  14,083,600.80
(ii)        Aggregate outstanding principal of Notes plus Overcollateralization Balance         281,178,871.06
(iii)       ADCB as of last day of the Collection Period                                        271,692,615.22
            Monthly Principal Amount ( (ii) - (iii) )                                             9,486,255.84
(iv)        Class A-1 Principal Payment Amount                                                    8,917,080.49
            Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                        8,917,080.49
            Class A-1 Principal Payment Amount distribution                                       8,917,080.49
            Principal carryforward Class A-1                                                              0.00

            Class A-1 Principal Balance after current distribution                                5,166,520.31

Class A Principal Payment Amount
--------------------------------
    (i)     Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount          264,308,138.80
    (ii)    Class A Target Investor Principal Amount (94.0% * ending ADCB)                      255,391,058.31
            Class A Principal Payment Amount                                                      8,917,080.49
            Funds available for distribution after Class A-1 distribution                         2,567,236.98


Class A-2 Principal Schedule
----------------------------
            Opening Class A-2 principal balance                                                  77,498,323.00
            Class A-2 Principal Payment Amount                                                            0.00
            Class A-2 Principal Payment Amount distribution                                               0.00
            Principal carryforward Class A-2                                                              0.00

            Class A-2 principal balance after current distribution                               77,498,323.00

Class A-3 Principal Schedule
----------------------------
            Opening Class A-3 principal balance                                                105,463,520.00
            Class A-3 Principal Payment Amount                                                           0.00
            Class A-3 Principal Payment Amount distribution                                              0.00
            Principal carryforward Class A-3                                                             0.00

            Class A-3 principal balance after current distribution                             105,463,520.00


Class A-4 Principal Schedule
----------------------------
            Opening Class A-4 principal balance                                                 67,262,695.00
            Class A-4 Principal Payment Amount                                                           0.00
            Class A-4 Principal Payment Amount distribution                                              0.00
            Principal carryforward Class A-4                                                             0.00

            Class A-4 principal balance after current distribution                              67,262,695.00


Class B Principal Schedule
--------------------------
            Opening Class B principal balance                                                    3,835,570.62
            Class B Target Investor Principal Amount (1.25% * ending ADCB)                       3,396,158.00
            Class B Floor                                                                       (6,235,780.49)
            Class B Principal Payment Amount due                                                   439,412.62
            Class B Principal Payment Amount distribution                                          439,412.62
            Principal carryforward Class B                                                               0.00

            Class B principal balance after current distribution                                 3,396,158.00


Class C Principal Schedule
--------------------------
            Opening Class C principal balance                                                    3,912,600.21
            Class C Target Investor Principal Amount (1.25% * ending ADCB)                       3,396,158.00
            Class C Floor                                                                       (3,739,718.02)
            Class C Principal Payment Amount due                                                   516,442.21
            Class C Principal Payment Amount distribution                                          516,442.21
            Principal carryforward Class C                                                               0.00

            Class C principal balance after current distribution                                 3,396,158.00


Class D Principal Schedule
--------------------------
            Opening Class D principal balance                                                    6,260,160.16
            Class D Target Investor Principal Amount (2.00% * ending ADCB)                       5,433,852.65
            Class D Floor                                                                        1,103,904.40
            Class D Principal Payment Amount due                                                   826,307.51
            Class D Principal Payment Amount distribution                                          826,307.51
            Principal carryforward Class D                                                               0.00

            Class D principal balance after current distribution                                 5,433,852.65

Class E Principal Schedule
--------------------------
            Opening Class E principal balance                                                    3,130,079.65
            Class E Target Investor Principal Amount (1.00% * ending ADCB)                       2,716,925.95
            Class E Floor                                                                        1,967,523.67
            Class E Principal Payment Amount due                                                   413,153.70
            Class E Principal Payment Amount distribution                                          413,153.70
            Principal carryforward Class E                                                               0.00

            Class E principal balance after current distribution                                 2,716,925.95

Additional Principal Schedule
-----------------------------

            Floors applicable (Yes/No)                                                                         No
            Monthly Principal Amount                                                                 9,486,255.84
            Sum of Principal Payments payable on all classes                                        11,112,396.53
            Additional Principal payable                                                                     0.00
            Additional Principal available, if payable                                                       0.00

            Class A-1 Additional Principal allocation                                                        0.00
            Class A-1 principal balance after current distribution                                   5,166,520.31

            Class A-2 Additional Principal allocation                                                        0.00
            Class A-2 principal balance after current distribution                                  77,498,323.00

            Class A-3 Additional Principal allocation                                                        0.00
            Class A-3 principal balance after current distribution                                 105,463,520.00

            Class A-4 Additional Principal allocation                                                        0.00
            Class A-4 principal balance after current distribution                                  67,262,695.00

            Class B Additional Principal allocation                                                          0.00
            Class B principal balance after current distribution                                     3,396,158.00

            Class C Additional Principal allocation                                                          0.00
            Class C principal balance after current distribution                                     3,396,158.00

            Class D Additional Principal allocation                                                          0.00
            Class D principal balance after current distribution                                     5,433,852.65

            Class E Additional Principal allocation                                                          0.00
            Class E principal balance after current distribution                                     2,716,925.95


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

    (i)     Servicing Fee Percentage                                                                         0.40%
   (ii)     ADCB of Contract Pool as of the 1st day of the Collection Period                       281,178,871.06
  (iii)     Servicing Fee due ( ( (i) / 12 ) * (ii) )                                                   93,726.29

   (iv)     Servicing Fee accrued but not paid in prior periods                                        301,731.55

            Total Servicing Fee due and accrued ( (iii) + (iv) )                                       395,457.84

            Servicing Fee carried forward                                                               23,536.90


            Monthly Servicing Fee distributed                                                          371,920.94


Reserve Fund Schedule
---------------------

            Initial ADCB                                                                            365,558,126.61
            10% of Initial ADCB                                                                      36,555,812.66
            Outstanding Principal Amount of the Notes as of the preceding Distribution Date         281,446,549.44

            ADCB as of the end of the Collection Period                                             271,692,615.22
            Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)         1,970,125.85
            Prior month Reserve Fund balance                                                            912,601.83
            Deposit to Reserve Fund - excess funds                                                            0.00
            Interim Reserve Fund Balance                                                                912,601.83
            Current period draw on Reserve Fund for Reserve Interest Payments                                 0.00
            Current period draw on Reserve Fund for Reserve Principal Payments                                0.00
            Excess to Certificateholder                                                                       0.00
            Ending Reserve Fund balance                                                                 912,601.83


            Reserve Fund balance as a percentage of aggregate note balances as of the first day of
            the Collection Period                                                                             0.32%
            Investment Earnings on Reserve Account                                                        4,694.29

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

        Class A-1
        ---------
        Class A-1 principal balance                        5,166,520.31
        Initial Class A-1 principal balance               93,400,101.00

        Note factor                                         0.055316003


        Class A-2
        ---------
        Class A-2 principal balance                       77,498,323.00
        Initial Class A-2 principal balance               77,498,323.00

        Note factor                                         1.000000000


        Class A-3
        ---------
        Class A-3 principal balance                      105,463,520.00
        Initial Class A-3 principal balance              105,463,520.00

        Note factor                                         1.000000000


        Class A-4
        ---------
        Class A-4 principal balance                       67,262,695.00
        Initial Class A-4 principal balance               67,262,695.00

        Note factor                                         1.000000000


        Class B
        -------
        Class B principal balance                          3,396,158.00
        Initial Class B principal balance                  4,569,477.00

        Note factor                                         0.743226851


        Class C
        -------
        Class C principal balance                          3,396,158.00
        Initial Class C principal balance                  4,569,477.00

        Note factor                                         0.743226851


        Class D
        -------
        Class D principal balance                          5,433,852.65
        Initial Class D principal balance                  7,311,163.00

        Note factor                                         0.743226851


        Class E
        -------
        Class E principal balance                          2,716,925.95
        Initial Class E principal balance                  3,655,581.00

        Note factor                                         0.743226850

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

     (i)    Outstanding Principal Amount of the Notes as of the preceding Distribution Date               281,446,549.44
    (ii)    Overcollateralization Balance as of the preceding Distribution Date                              (267,678.38)
   (iii)    Monthly Principal Amount                                                                        9,486,255.84
    (iv)    Available Amounts remaining after the payment of interest                                      11,484,317.47
     (v)    ADCB as of the end of the Collection Period                                                   271,692,615.22
            Cumulative Loss Amount                                                                                  0.00

Class B Floor Calculation
-------------------------

            Class B Floor percentage                                                                              1.8600%
            Initial ADCB                                                                                  365,558,126.61
            Cumulative Loss Amount for current period                                                               0.00
            Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E Notes and
              Overcollateralization Bal                                                                    13,035,161.64
            Class B Floor                                                                                  (6,235,780.49)

Class C Floor Calculation
-------------------------

            Class C Floor percentage                                                                             1.4725%
            Initial ADCB                                                                                  365,558,126.61
            Cumulative Loss Amount for current period                                                               0.00
            Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and
              Overcollateralization Balance                                                                 9,122,561.43
            Class C Floor                                                                                  (3,739,718.02)

Class D Floor Calculation
-------------------------

            Class D Floor percentage                                                                              1.0850%
            Initial ADCB                                                                                  365,558,126.61
            Cumulative Loss Amount for current period                                                               0.00
            Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance          2,862,401.27
            Class D Floor                                                                                   1,103,904.40

Class E Floor Calculation
-------------------------
            Class E Floor percentage                                                                             0.4650%
            Initial ADCB                                                                                  365,558,126.61
            Cumulative Loss Amount for current period                                                               0.00
            Overcollateralization Balance                                                                    (267,678.38)
            Class E Floor                                                                                   1,967,523.67

Heller Financial, Inc. is the Servicer (Yes/No)                                                                      Yes

An Event of Default has occurred (Yes/No)                                                                             No


10% Substitution Limit Calculation
----------------------------------

            ADCB as of the Cut-off Date:                                                                  365,558,126.61

            Cumulative DCB of Substitute Contracts replacing materially modified contracts                             0
            Percentage of Substitute Contracts replacing materially modified contracts                                 0

            Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                      No

5% Skipped Payment Limit Calculation
------------------------------------

            The percent of contracts with Skipped Payment modifications                                                0
            The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                          No
            Any Skipped Payments have been deferred later than January 1, 2006                                       N/A

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period                                                                  281,178,871.06
             Principal collections                                                                                  (8,406,689.94)
             Prepayment Amounts                                                                                      1,105,195.02
             Defaulted Contracts                                                                                             0.00
             Change in payaheads                                                                                        25,629.12
             Other items including Substitutions and Repurchases                                                             0.00
ADCB as of the last day of the Collection Period                                                                   271,692,615.22


DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                                0.00
Number of Contracts that became Defaulted Contracts during the period                                                           0
Defaulted Contracts as a percentage of ADCB (annualized)                                                                     0.00%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                           1,105,195.02
Number of Prepaid Contracts as of the last day of the Collection Period                                                         5

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                         0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                      0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                  0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                        0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                     1,851,917.05

Cumulative Servicer Advances paid by the Servicer                                                                   10,059,658.94
Cumulative reimbursed Servicer Advances                                                                             10,059,658.94

Delinquencies and Losses                        Dollars                            Percent
------------------------                       --------                            -------
             Current                         256,977,808.28                         94.58%
             31-60 days past due               7,377,340.64                           2.72%
             61-90 days past due               4,191,523.02                           1.54%
             Over 90 days past due             3,145,943.28                           1.16%
             Total                           271,692,615.22                         100.00%

             31+ days past due                14,714,806.94                          5.42%


    (i)      Cumulative ADCB of Defaulted (cumulative gross losses to date)                                          2,461,994.45
    (ii)     Cumulative Recoveries realized on Defaulted Contracts                                                   1,905,669.55
             Cumulative net losses to date ( (i) - (ii) )                                                              556,324.90
             Cumulative net losses as a percentage of the initial ADCB                                                       0.15%